June 14, 2002


                        SUPPLEMENT TO THE PROSPECTUSES OF
               PIONEER VARIABLE CONTRACTS TRUST DATED MAY 1, 2002


PIONEER GLOBAL FINANCIALS VCT PORTFOLIO
PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO
PIONEER GLOBAL TELECOMS VCT PORTFOLIO
At a meeting on May 4, 2002, the board of trustees approved a plan of liquidation of Pioneer Global Financials VCT Portfolio, Pioneer Global Health Care VCT Portfolio and Pioneer Global Telecoms VCT Portfolio. Effective June 17, 2002, the portfolios will be closed to new investments. The liquidation is expected to occur as of August 23, 2002.


THE FOLLOWING REPLACES THE SECTION ENTITLED "PORTFOLIO MANAGER" FOR EACH RESPECTIVE PORTFOLIO:

PIONEER SMALL CAP VALUE VCT PORTFOLIO
PIONEER SMALL COMPANY VCT PORTFOLIO
Day-to-day management of the portfolio is the responsibility of a team of portfolio managers and analysts led by David M. Adams. The team manages other Pioneer mutual funds investing primarily in small cap securities. The team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises Mr. Adams and his team. Mr. Carey joined Pioneer as an analyst in 1979.


PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
Day-to-day management of the portfolio is the responsibility of Thomas A. Crowley, a vice president of Pioneer. Mr. Crowley is supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Crowley may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Crowley joined Pioneer in 1996 as an analyst. Prior to joining Pioneer, Mr. Crowley was an electrical engineer for GTE from 1989 to 1996. John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises Mr. Crowley and the domestic equity team. Mr. Carey joined Pioneer as an analyst in 1979.


                                                                   11913-00-0602
                                        (c) 2002 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds